UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2021
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (608) 238-8008
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FBIZ	The Nasdaq Stock Market LLC

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2021, Timothy J. Keane provided First Business Financial Services, Inc. (the “Company”) with notice of his intention to retire from the Company’s Board of Directors (the “Board”) effective as of the conclusion of the 2022 Annual Meeting of Shareholders which is expected to be held on or about April 29, 2022. Mr. Keane has served on the Board since 2018. Mr. Keane’s retirement is in accordance with reaching the age of 75 as outlined in the Directors Retirement Policy and did not involve any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.
On January 28, 2021, Jan A. Eddy provided the Company with notice of her intention to not seek re-election to the Company’s Board following the fulfillment of her current term and will retire from the Board effective as of the conclusion of the 2022 Annual Shareholders Meeting which is expected to be held on or about April 29, 2022. Ms. Eddy has served on the Board since 2003. Ms. Eddy’s intention to retire is solely for personal reasons and time considerations and did not involve any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.
On January 29, 2021, the Board approved a resolution to decrease the number of Directors constituting the entire Board from twelve (12) to ten (10) in accordance with Section 0.03 and 3.10 of the By-laws, concurrent with Mr. Keane’s and Ms. Eddy’s retirements, effective as of the conclusion of the 2022 Annual Shareholders Meeting.

Item 9.01.    Financial Statements and Exhibits.
(a)     Not applicable
(b)     Not applicable
(c)     Not applicable
(d)        Not applicable

Signature
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 28, 2021	FIRST BUSINESS FINANCIAL SERVICES, INC.

	By:	/s/ Barbara M. Conley
	Name:	Barbara M. Conley
	Title:	General Counsel